ASSIGNMENT OF OWNERSHIP INTEREST

I,  WALTER  NIEMI,  whose  full  post  office  address  is:

P.O.  Box  44
Richbar  Store
Quesnel,  British  Columbia
V2J  5E5

in consideration of $1.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged do hereby sell and assign to NIEW INDUSTRIES INC., a corporation in the Province of British Columbia, Canada, whose address is Niew Industries Inc., 5975 Selkirk Crescent, Prince George, British Columbia, Canada, V2N 2G9, all my interest in the world in and to my invention relating to a "MULTIPLE DRUM MIXING SYSTEM", as fully described and claimed in my application for a patent for such invention and to all my corresponding right, title and interest in and to any patent which may issue therefor.

Signed  at  Prince  George,  British  Columbia, Canada, this 13 day of December,
1998.

/s/  signed           /s/  signed
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Witness               WALTER  NIEMI


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                               WITNESS DECLARATION

I, Ken Bergestad, hereby declare that I did witness WALTER NIEMI who is personally known to me, execute the attached patent assignment in regard of a "MULTIPLE DRUM MIXING SYSTEM", at Prince George, British Columbia, Canada, on the 13th day of December, 1998.

/s/  signed
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Signature